Exhibit 10.14
Base Contract for Sale and Purchase of Natural Gas
This Base Contract is entered into as of the following date: April 17, 2008. The parties to this Base Contract are the following:

JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, a		and	ULTRA RESOURCES, INC
national banking association organized under the laws of the United State of America			363 N. Sam Houston Parkway E., Suite 1200 Houston, Texas 77060
Duns Number: 006981931			Duns Number: 07-114-9974
Contract Number:			Contract Number:
U.S. Federal Tax ID Number: 13-4994650			U.S. Federal Tax ID Number: 83-0320643

Notices:			Notices, Confirmations Invoices and Payments:

245 Park Ave., 11th Floor, New York, NY, 10167			363 N. Sam Houston Parkway E., Suite 1200
Attn: Energy Legal Department			Attn: Gas Marketing
Phone:	Fax: (646) 534-6393		Phone: 281.876.0120	Fax: 281.876.2831

Confirmations:
One Chase Manhattan Plaza, Floor 14, New York, NY 10081
Attn: Commodity Operations			Attn:
Phone: (212) 552-1500	Fax: (212) 383-6600		Phone:	Fax:
Email: NA.Energy.Confirmations@jpmorgan.com

Scheduling:
Attn: Gas Scheduling
Phone: (212) 834-5050	Fax: (212) 834-6367
Email: NA.Energy.Confirmations@jpmorgan.com

Invoices and Payments:
Attn: Energy Settlements			Attn:
Email: Na.Energy.Settlements@jpmchase.com
Phone: (212) 552-1600	Fax: (212) 383-6614		Phone:	Fax:

Wire Transfer or ACH Numbers (if applicable):
BANK: JPMorgan Chase Bank			BANK: JP Morgan Chase Bank, NA
ABA: 021 0000 21			ABA: 102001017
ACCT: 900 9 000267			ACCT: 192 648 101
Other Details: Please include “North America — Gas Trading”			Other Details: For the Account of Ultra Resources, Inc.
on all payments
This Base Contract incorporates by reference for all purposes the General Terms and Conditions for Sale and Purchase of Natural Gas published by the North American Energy Standards Board. The parties hereby agree to the following provisions offered in said General Terms and Conditions. In the event the parties fail to check a box, the specified default provision shall apply. Select only one box from each section:

Section 1.2 Transaction Procedure	☑ ☐	Oral (default) Written	Section 7.2 Payment Date	☑ ☐	25th Day of Month following Month of delivery (default) _____ Day of Month following Month of delivery

Section 2.5 Confirm Deadline	☑ ☐	2 Business Days after receipt (default) _____ Business Days after receipt	Section 7.2 Method of Payment	☑ ☐ ☐	Wire transfer (default) Automated Clearinghouse Credit (ACH) Check

Section 2.6 Confirming Party	☑ ☐	Seller (default) Buyer	Section 7.7 Netting	☑ ☐	Netting applies (default) Netting does not apply

Section 3.2 Performance Obligation	☑ ☐	Cover Standard (default) Spot Price Standard	Section 10.3.1 Early Termination Damages	☑ ☐	Early Termination Damages Apply (default) Early Termination Damages Do Not Apply

Note: The following Spot Price Publication applies to both of the immediately preceding.			Section 10.3.2 Other Agreement Setoffs	☑ ☐	Other Agreement Setoffs Apply (default) Other Agreement Setoffs Do Not Apply

Section 2.26 Spot Price Publication	☑ ☐	Gas Daily Midpoint (default)	Section 14.5 Choice Of Law		Texas

Section 6 Taxes	☑ ☐	Buyer Pays At and After Delivery Point (default) Seller Pays Before and At Delivery Point	Section 14.10 Confidentiality	☑ ☐	Confidentiality applies (default) Confidentiality does not apply

☐ Special Provisions Number of sheets attached: NONE
☐ Addendum(s):

IN WITNESS WHEREOF, the parties hereto have executed this Base Contract in duplicate.

JPMORGAN CHASE BANK, N.A.			ULTRA RESOURCES, INC.

By:	/s/ Karen Gossett		By:	/s/ Stuart E. Nance
	Name:	Karen Gossett		Name:	Stuart E. Nance
	Title:	Vice President		Title:	Vice President
May 1, 2008

Copyright © 2002 North American Energy Standards Board, Inc. All Rights Reserved	NAESB Standard 6.3.1 April 19, 2002